UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    February 15, 2006

AspenBio Pharma, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-50019 (Commission File Number)	84-1553387 (IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO (Address of principal executive offices)	80104 (Zip Code)

        Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  —  Regulation FD Disclosure

         On February 15, 2006, the Registrant issued a press release titled; “AspenBio Pharma Announces Recent Developments Regarding Human Appendicitis Test”. A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01  —  Other Events

         On February 15, 2006, the Registrant issued a press release titled; “AspenBio Pharma Announces Recent Developments Regarding Human Appendicitis Test”. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 —  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated February 15, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2006	AspenBio Pharma, Inc. (Registrant) /s/ Jeffrey G. McGonegal Name: Jeffrey G. McGonegal Title: Chief Financial Officer